Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (the “Second Amendment”) is made as of the 20th day of March, 2014 by and between the undersigned Borrowers, the Administrative Agent and the Lenders, in the following circumstances (capitalized terms used but not defined herein shall have the respective meanings set forth in the Credit Agreement described below):

A.     The Lenders, the Administrative Agent and the Borrowers are parties to that certain Credit Agreement dated as of April 15, 2013, as amended by First Amendment to Credit Agreement dated as of August 15, 2013 (the “Credit Agreement”).

B.     The Development Line of Credit Loan, in the maximum principal amount of $15,000,000.00, was fully advanced as of March 11, 2014 and the First Conversion Amount has been converted into a term obligation the amortization schedule with respect to which is attached hereto.

C.     The Borrowers have requested that the Lenders extend an additional $20,000,000.00 development line of credit loan to them to be used for the same purposes described in Section 4.2 of the Credit Agreement (as modified herein).

D.     The Borrowers have also requested that the Applicable Margin pricing grid included within the definition of “Applicable Margin” be amended and replaced as provided herein, effective on the date hereof.

E.     The Borrowers and T. Michael Ansley have requested that, effective on the date hereof, the Lenders release the personal guaranty of T. Michael Ansley dated as of April 15, 2013.

NOW THEREFORE, in consideration of the parties’ agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     That Section 4.2 (i) of the Credit Agreement be deleted and replaced with the following language to change the costs included within the definition of “BWW Development Advance”:

“(i) finance up to 80% of the cost of leasehold improvements and equipment associated with the development of new Buffalo Wild Wings Restaurants, and, at the discretion of the Lenders with their prior consent, up to 80% of the cost of acquiring new Buffalo Wild Wings Restaurants (each a “BWW Development Advance”)”

2.     The Credit Agreement is hereby amended by adding a new $20,000,000.00 development line of credit loan thereto by the inclusion of the following language in a new Section numbered 4A immediately following the end of Section 4 thereof, as follows:

"SECTION 4A.     $20,000,000.00 Development Line of Credit Loan II

4A.1     Development Line of Credit Loan II. Lenders agree, on the terms and conditions hereinafter set forth, to provide a line of credit to the Borrowers (the “Development Line of Credit Loan II”), and the Administrative Agent shall, subject to the terms and conditions of this Agreement, upon receipt by the Administrative Agent of each Lender’s Applicable Percentage of the proceeds of each request for an advance made in a Notice of Borrowing for the Development Line of Credit Loan II (in the form attached hereto as Exhibit 4.3), make advances (“Line Advances”) to the Borrowers from time to time during the period from the date hereof to and including March 20, 2016 (the “Development Line II Termination Date”) in an aggregate amount not to exceed at any time outstanding $20,000,000.00 (the “Development Line II Committed Amount”), and provided further that for each Lender its aggregate amount of Line Advances shall not exceed such Lender’s Commitment with respect to the Development Line of Credit Loan II. The aggregate amount of all Line Advances plus the outstanding amount of all Swingline Loans shall not at any time exceed the Development Line II Committed Amount. Each Line Advance under this Section 4A.1 shall be in an amount of not less than $75,000.00. Borrowers may not repay and reborrow under this Section 4A.1. No Line Advance under this Section 4A.1 will be made at any time after the Development Line II Termination Date, or at any time that a Default or an Event of Default has occurred and is continuing hereunder. The Development Line of Credit Loan II shall be evidenced by the promissory notes substantially in the form of Exhibit 4A.1 attached hereto (as the same may be amended or replaced, the “Development Line II Credit Notes”).

4A.2     Purpose of the Development Line of Credit Loan II. Subject to the terms and conditions contained herein, the proceeds of the Development Line of Credit Loan II shall be used to (i) finance up to 80% of the cost of each BWW Development Advance (as such term is defined in Section 4.2 hereof), (ii) finance up to 70% of the cost of each BD Development Advance (as such term is defined in Section 4.2) (provided however that under no circumstances shall the aggregate amount of all BD Development Advances made pursuant to Section 4A.1 exceed 50% of the entire amounts available under the Development Line of Credit Loan II (or $10,000,000.00)), (iii) finance up to 80% of the lesser of (a) the appraised value of (as determined by the Administrative Agent), or (b) the actual cost or the acquisition of, fee real estate acquired by the Borrowers or an Affiliate of the Borrowers approved by the Administrative Agent on which the Borrowers or Affiliate of the Borrowers will operate a Buffalo Wild Wings Restaurant or a Bagger Dave’s Legendary Burger Tavern Restaurant (each a “Real Estate Advance”), (iv) pay the fees, costs and expenses associated with the transactions listed in (i), (ii), and (iii) above and in connection with the closing of the Loans. All Line Advances shall be conditioned on the satisfaction of the Incurrence Test defined in Section 9.1(vii) herein.

4A.3     Funding of Advances under the Development Line of Credit Loan II. Subject to the terms and conditions contained herein, any Borrower may, from time to time, irrevocably request a Line Advance under Section 4A.1 by delivering to the Administrative Agent a written Notice of Borrowing for the Development Line of Credit Loan II (in the form attached hereto as Exhibit 4.3) not later than 2:00 P.M. (i) on the third Business Day prior to the date of the requested Borrowing for LIBOR Rate Loans, and (ii) on the first Business Day prior to the date of the requested Borrowing for Alternate Base Rate Loans. Each such Notice of Borrowing shall be irrevocable and shall specify (A) that a Line Advance is requested, (B) the date of the requested Borrowing (which shall be a Business Day), (C) whether the Borrowing is a BWW Development Advance, a BD Development Advance or a Real Estate Advance, (D) the aggregate principal amount to be borrowed, and (E) whether the Borrowing shall be comprised of Alternate Base Rate Loans, LIBOR Rate Loans or a combination thereof, and if LIBOR Rate Loans are requested, the Interest Period(s) therefore, which shall be a period of one month or one week. If the Borrowers shall fail to specify in any such Notice of Borrowing (i) an applicable Interest Period in the case of a LIBOR Rate Loan, then such notice shall be deemed a request for an Interest Period of one month, or (ii) the Type of loan requested, then such notice shall be deemed to be a request for a LIBOR Rate Loan with an Interest Period of one month. The Administrative Agent shall give notice to each Lender promptly upon receipt of each Notice of Borrowing hereunder, the contents thereof and each such Lender’s Applicable Percentage thereof.

4A.4     Availability of Advances. Each Lender will make its Applicable Percentage of each Line Advance Borrowing available to the Administrative Agent for the account of the Borrowers at the office of the Administrative Agent specified in Section 19.13, or at such other office as the Administrative Agent may designate in writing, by 1:00 P.M. on the date specified in the applicable Notice of Borrowing, in Dollars and in funds immediately available to the Administrative Agent. The Administrative Agent will, upon receipt by the Administrative Agent of each Lender’s Applicable Percentage of the proceeds of the requested Line Advance, make a Line Advance as a LIBOR Rate Loan or an Alternate Base Rate Loan (as the case may be) which will be made in a minimum amount of $75,000.00 and in integral multiples of $10,000.00, provided that after giving effect to such Line Advance, the aggregate amount of all Line Advances under the Development Line of Credit Loan II, plus the outstanding amount of all Swingline Loans shall not at any time exceed the Development Line II Committed Amount, and provided further that the aggregate of all BD Development Advances made under the Development Line of Credit Loan II shall not at any time exceed $10,000,000.00. On the terms and subject to the conditions of this Agreement, the proceeds of each Line Advance shall be made available to the Borrowers by deposit to an account designated by the Borrowers as shall have been specified in the Notice of Borrowing no later than 11:00 a.m. on the third or first Business Day (as applicable) following receipt of a proper request. Additional conditions to making Line Advances are contained in Sections 9.1 and 9.2 hereof.

4A.5     Development Line II Commitment Fee. Accruing from the date hereof until the Development Line II Termination Date, the Borrowers agree to pay to the Administrative Agent for the ratable benefit of the Lenders in accordance with their Applicable Percentage, as consideration for the Lenders’ commitment to make the Line Advances under the Development Line of Credit Loan II, a nonrefundable commitment fee (the “Development Line II Commitment Fee”) equal to 0.25% per annum (computed on the basis of a year of 360 days and actual days elapsed) on the average daily difference between the amount of: (a) $20,000,000.00, and (b) all Line Advances made under the Development Line of Credit Loan II outstanding for the quarterly period then ended. All Development Line II Commitment Fees shall be payable quarterly in arrears on the first day of each October, January, April and July after the date hereof and on the Development Line II Termination Date or upon acceleration of the Development Line II Credit Notes, if earlier.

4A.6     Development Line II Credit Notes. Until converted to a Conversion Obligation (either as a DLOC II First Conversion Obligation or a DLOC II Second Conversion Obligation), the Borrowers shall pay interest only on the aggregate unpaid principal amount of all Line Advances made under the Development Line of Credit Loan II made by Administrative Agent and the Lenders in accordance with the terms of this Agreement and with the Development Line II Credit Notes evidencing the indebtedness resulting from such Line Advances. The outstanding balance of the Development Line of Credit Loan II (except to the extent converted to a Conversion Obligation) shall be payable as to interest only from the date of this Agreement until the Development Line II Termination Date, unless accelerated sooner pursuant to the terms of this Agreement.

4A.7     Repayment of Principal on the Development Line of Credit Loan II.

(a)     DLOC II First Conversion Date. On the date which is the earlier of (i) March 20, 2015, or (ii) the date on which the Development Line of Credit Loan II has been fully advanced (the “DLOC II First Conversion Date”), the then aggregate unpaid principal balance of all Line Advances made under the Development Line of Credit Loan II as of such date (the “DLOC II First Conversion Amount”) shall be termed out, and such amount payable monthly as to interest and principal based on the following amortization schedules:

(i)     the aggregate unpaid principal balances of all Line Advances used to finance or refinance (or is otherwise based on) (x) equipment costs or (y) improvements on sites leased by any Borrower (or New Affiliate) with respect to Space Leases, shall be payable as to principal based on an eighty-four (84) month amortization schedule, (ii) the aggregate unpaid principal balance of all Line Advances used to finance or refinance (or is otherwise based on) improvements on sites leased by any Borrower (or New Affiliate) with respect to Ground Leases, shall be payable as to principal based on a one hundred and forty-four (144) month amortization schedule, and, (iii) the aggregate unpaid principal balances of all Line Advances used to finance (or is otherwise based on) the acquisition and development costs of fee simple real estate by any of the Borrowers (or New Affiliate), shall be payable as to principal based on a one hundred and eighty (180) month amortization schedule. The obligation to pay the DLOC II First Conversion Amount based on the amortization schedules provided above shall be known as the (“DLOC II First Conversion Obligation”). The Administrative Agent shall provide the Borrowers with DLOC II First Conversion Obligation payment schedules within thirty (30) days of the DLOC II First Conversion Date. All unpaid principal balances and accrued interest outstanding under the DLOC II First Conversion Obligation shall be due and payable on the Term Loan Maturity Date. Unless otherwise prohibited by this Agreement, the DLOC II First Conversion Obligation shall initially be classified as LIBOR Rate Loans having an Interest Period of one month. The DLOC II First Conversion Obligation will not be termed if on the DLOC II First Conversion Date, there exists a Default or an Event of Default, in which case the aggregate unpaid principal balance of all Line Advances made under the Development Line of Credit Loan II and all accrued interest thereon shall be due and payable upon acceleration but no later than on the Development Line II Termination Date (unless earlier accelerated). Once termed out, the DLOC II First Conversion Amount shall be deducted from the availability under the Development Line of Credit Loan II and the Borrowers shall not be permitted to borrow said amounts thereafter under the Development Line of Credit Loan II.

(b)     DLOC II Second Conversion Date. Commencing on the day following the DLOC II First Conversion Date until March __, 2016 (also known as the Development Line II Termination Date), the Borrowers may borrow the unused portion of the Development Line of Credit Loan II on the same terms provided in Sections 4A.1, 4A.2, 4A.3 and 4A.4 hereof. On the date which is the earlier of (i) March 20, 2016, or (ii) the date on which the Development Line of Credit Loan II has been fully advanced (the “DLOC II Second Conversion Date”), the then aggregate unpaid principal balance of all Line Advances made under the Development Line of Credit Loan II as of such date (the “DLOC II Second Conversion Amount”) shall be termed out, and such amount payable monthly as to interest and principal based on the following amortization schedules:

(i)     the aggregate unpaid principal balances of all Line Advances used to finance or refinance (or is otherwise based on) (x) equipment costs or (y) improvements on sites leased by any Borrower (or New Affiliate) with respect to Space Leases, shall be payable as to principal based on an eighty-four (84) month amortization schedule, (ii) the aggregate unpaid principal balance of all Line Advances used to finance or refinance (or is otherwise based on) improvements on sites leased by any Borrower (or New Affiliate) with respect to Ground Leases, shall be payable as to principal based on a one hundred and forty-four (144) month amortization schedule, and, (iii) the aggregate unpaid principal balances of all Line Advances used to finance (or is otherwise based on) the acquisition and development costs of fee simple real estate by any of the Borrowers (or New Affiliate), shall be payable as to principal based on a one hundred and eighty (180) month amortization schedule. The obligation to pay the DLOC II Second Conversion Amount based on the amortization schedules provided above shall be known as the (“DLOC II Second Conversion Obligation”). The Administrative Agent shall provide the Borrowers with DLOC II Second Conversion Obligation payment schedules within thirty (30) days of the DLOC II Second Conversion Date. All unpaid principal balances and accrued interest outstanding under the DLOC II Second Conversion Obligation shall be due and payable on the Term Loan Maturity Date. Unless otherwise prohibited by this Agreement, the DLOC II Second Conversion Obligation shall initially be classified as LIBOR Rate Loans having an Interest Period of one month. The DLOC II Second Conversion Obligation will not be termed if on the DLOC II Second Conversion Date, there exists a Default or an Event of Default, in which case the aggregate unpaid principal balance of all Line Advances made under the Development Line of Credit Loan II and all accrued interest thereon shall be due and payable upon acceleration but no later than on the Development Line II Termination Date (unless earlier accelerated). The Borrowers shall no longer be permitted to borrow under the Development Line of Credit Loan II following the DLOC II Second Conversion Date.”

3.     The parties agree that from the date hereof, the Swingline Loan subfacility contained in Section 5 of the Credit Agreement shall be available in connection with the Development Line of Credit Loan II, that Swingline Loan Borrowings shall specify the purpose of such Borrowing, and that consistent with this intent, the following changes be made to the Credit Agreement as follows:

3.1     That the language “(ii) the sum of the aggregate principal amount of outstanding Swingline Loans plus the outstanding amount of all Line Advances shall not exceed the Development Line Committed Amount then in effect.” contained in lines 9-11 of Section 5.1 of the Credit Agreement be deleted and replaced with the following language in place thereof:

“(ii) the sum of the aggregate principal amount of outstanding Swingline Loans plus the outstanding amount of all Line Advances made under the Development Line of Credit Loan II shall not exceed the Development Line II Committed Amount then in effect.”

3.2     That the language “Swingline Loan Borrowings hereunder shall be made in the minimum aggregate amounts of $75,000.00 (or the remaining available amount of the Swingline Committed Amount if less) and in integral amounts of $75,000.00 in excess thereof.” contained in lines 6-9 of Section 5.2(a) of the Credit Agreement be deleted and replaced with the following language in place thereof:

“Swingline Loan Borrowings hereunder shall be made in the minimum aggregate amounts of $75,000.00 (or the remaining available amount of the Swingline Committed Amount if less) and in integral amounts of $75,000.00 in excess thereof, and shall specify whether the Borrowing is a BWW Development Advance, a BD Development Advance or a Real Estate Advance.”

3.3     That Section 5.2(b) of the Credit Agreement be deleted in its entirety and replaced with the following Section 5.2(b) of the Credit Agreement in place thereof:

“5.2(b)     Repayment of Swingline Loans. Each Swingline Loan Borrowing shall be due and payable on the earlier of (A) the Development Line II Termination Date, and (B) seven (7) days following such Borrowing. The Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrowers and the Administrative Agent, demand repayment of its Swingline Loans by way of a Development Line of Credit Loan II Borrowing, in which case the Borrower shall be deemed to have requested a Development Line of Credit Loan II Borrowing, comprised entirely of Alternate Base Rate Loans in the amount of such Swingline Loans; provided, however, that, in the following circumstances, any such demand shall also be deemed to have been given one Business Day prior to each of (A) the Development Line II Termination Date, (B) the occurrence of any Bankruptcy Event, (C) upon acceleration of the Obligations hereunder, whether on account of a Bankruptcy Event or any other Event of Default, and (D) the exercise of remedies in accordance with the provisions of Section 15 hereof (each such Development Line of Credit Loan II Borrowing, made on account of any such deemed request therefor as provided herein being hereinafter referred to as “Mandatory Swingline Borrowing”). Each Lender hereby irrevocably agrees to make such Development Line of Credit Loans II, promptly upon any such request or deemed request on account of each Mandatory Swingline Borrowing in the amount and in the manner specified in the preceding sentence on the date such notice is received by the Lenders from the Administrative Agent if such notice is received at or before 2:00 P.M., otherwise such payment shall be made at or before 12:00 P.M. on the Business Day next succeeding the date such notice is received notwithstanding (1) the amount of Mandatory Swingline Borrowing may not comply with the minimum amount for borrowings under the Development Line of Credit Loan II or otherwise required hereunder, (2) whether any conditions specified in Sections 9.1 and 9.2 are then satisfied, (3) whether a Default or an Event of Default then exists, (4) failure of any such request or deemed request for a Borrowing under the Development Line of Credit Loan II to be made by the time otherwise required in Section 4A.1, (5) the date of such Mandatory Swingline Borrowing, or (6) any reduction in the Development Line II Committed Amount, or termination of the Commitments for the Development Line of Credit Loan II immediately prior to such Mandatory Swingline Borrowing or contemporaneously therewith. In the event that any Mandatory Swingline Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code), then each Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Swingline Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrowers on or after such date and prior to such purchase) from the Swingline Lender the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon its Applicable Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 4A.1); provided that (x) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective Applicable Percentage is purchased, and (y) at the time any purchase of interest pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Swingline Lender interest on the principal amount of such interest purchased for each day from and including the day upon which the Mandatory Swingline Borrowing would otherwise have occurred to but excluding the date of payment for such interest, at the rate equal to, if paid within two (2) Business Days of the date of the Mandatory Swingline Borrowing, the Federal Funds Effective Rate, and thereafter at a rate equal to the Alternate Base Rate. The Borrowers shall have the right to repay the Swingline Loan in whole or in part from time to time in accordance with Section 8.3.”

4.     That the language “unless prior thereto, with respect to amounts outstanding under the Development Line of Credit Loan prior to the Development Line Termination Date which have not been converted into the First Conversion Amount or the Second Conversion Amount”, appearing in lines 3-6 of subsection (c) of Section 7.1 of the Credit Agreement be deleted and replaced with the following language in place thereof:

“unless prior thereto, with respect to amounts outstanding under the Development Line of Credit Loan II prior to the Development Line II Termination Date which have not been converted into the DLOC II First Conversion Amount or the DLOC II Second Conversion Amount,”

5.     That Section 7.2 of the Credit Agreement be deleted in its entirety and replaced with the following Section 7.2 in place thereof:

“7.2     Swingline Loans

. The outstanding principal amount of each Swingline Loan (until converted to a Borrowing under the Development Line of Credit Loan II, when classified as a LIBOR Advantage Loan, shall bear interest during the LA Interest Period at a rate per annum equal to the sum of the LIBOR Advantage Rate for such LA Interest Period plus the Applicable Margin, and be due and payable on each Interest Payment Date and on the Development Line II Termination Date, with interest calculated for the actual number of days elapsed on the basis of a 360-day year, including the first date of the applicable period to, but not including, the date of repayment.”

6.      That the language “To the extent the Borrowers elect to prepay the Development Line of Credit Loan, amounts prepaid under this Section shall be applied to the Lenders and Swingline Lender in accordance with their respective Applicable Percentages.” appearing in lines 19-22 of subsection (a) of Section 8.3 of the Credit Agreement be deleted and replaced with the following language in place thereof:

“To the extent the Borrowers elect to prepay the Development Line of Credit Loan II, amounts prepaid under this Section shall be applied to the Lenders and Swingline Lender in accordance with their respective Applicable Percentages.”

7.     That Section 8.3(b)(v)(A) of the Credit Agreement be deleted in its entirety and replaced with the following Subsection (A) in place thereof:

“(A) with respect to all amounts prepaid pursuant to Sections 8.3(b)(i) through (iv), (a) if made prior to the Development Line II Termination Date, first, to the principal repayment installments of the Term Notes in the inverse order of maturity to each of the Lenders based on their Applicable Percentage of such Term Notes, second, to the Conversion Obligations in the inverse order of maturity to each of the Lenders based on their Applicable Percentage of such Conversion Obligations, and third, to the Development Line II Credit Notes to the unpaid interest thereunder and then to reduce the outstanding principal balance thereunder to each of the Lenders based on their Applicable Percentage of such Development Line II Credit Notes, and (b) if made on and after the Development Line II Termination Date, first, to the principal repayment installments of the Term Loans on a ratable basis (meaning on the basis that each of the Term Loans bears to the entire outstanding amount of all of the Term Loans) in the inverse order of maturity to each of the Lenders based on their Applicable Percentage of such Term Loans, and second, to any Obligations as determined by the Administrative Agent. Within the parameters of the applications set forth above, prepayments shall be applied first to Alternate Base Rate Loans and then to LIBOR Rate Loans and LIBOR Advantage Loans in direct order of Interest Period (or LA Interest Period, as applicable) maturities. All prepayments under this Section shall be subject to Section 7.6 and be accompanied by interest on the principal amount prepaid through the date of prepayment, but otherwise without premium or penalty.”

8.     That subsection (iv) of Section 9.1 of the Credit Agreement is hereby deleted and replaced with the following new subsection (iv) in place thereof:

“(iv) No Line Advance or Swingline Loan shall be made after the Development Line II Termination Date and no Revolver Advance shall be made after the Revolving Line Termination Date;”.

9.     That subsection (iv) of Section 17 of the Credit Agreement is hereby deleted and replaced with the following new subsection (iv) in place thereof:

“(iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Development Line II Committed Amount) but only to the extent that (x) the conditions set forth in Section 9 are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time) and (y) such reallocation does not cause the aggregate Committed Funded Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Development Line II Committed Amount. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.”

10.     That the phrase “Sections 4, 14, or 15” in subsection (b) of Section 19.3 of the Credit Agreement be deleted and replaced with the following language in place thereof:

“Sections 4, 4A, 14 or 15”.

11.     That the phrase “Indebtedness to the Lender” in Section 12.1(i) of the Credit Agreement be deleted and replaced with the following language in place thereof:

“Indebtedness to the Administrative Agent, the Lenders, and the Swingline Lender”.

12.     That the phrase “on the basis of the twelve (12) month period immediately preceding the date of such computation,” in Section 12.5 of the Credit Agreement be deleted and replaced with the following language in place thereof:

“on the basis of the last four fiscal quarters of the Borrowers immediately preceding the date of such computation,”

13.     That Section 12.6 of the Credit Agreement be deleted in its entirety and replaced with the following language in place thereof:

“12.6 Lease Adjusted Leverage Ratio (tested on a quarterly basis)». Permit the Lease Adjusted Leverage Ratio of the Loan Parties on a consolidated basis to be greater than the Applicable Ratio, said ratio to be tested on the basis of the last four fiscal quarters of the Borrowers commencing with the last day of the fourth fiscal quarter in 2012. “Applicable Ratio” shall mean 5.50:1.00 for calculations made on or before the last day of the second fiscal quarter of 2014; 5.00:1.00 for calculations made after the last day of the second fiscal quarter of 2014 and on or before the last day of the second fiscal quarter of 2015; and 4.50 to 1.00 for calculations made thereafter.”

14.     That effective on the date hereof, the phrase “for the 12-month period immediately preceding the period being measured” in the definition of “Debt Service Coverage Ratio” in Appendix I of the Credit Agreement is hereby replaced with the following:

“the last four fiscal quarters of the Borrowers immediately preceding the period being measured.”

15.     That effective on the date hereof, the phrase “for the 12-month period ending on such date” in the definition of “Lease Adjusted Leverage Ratio” in Appendix I of the Credit Agreement is hereby replaced with the following:

“for the last four fiscal quarters of the Borrowers ending on such date.”

16.     That on the date hereof the unlimited guaranty of T. Michael Ansley is hereby terminated and the phrase “the Personal Guarantor” in Section 14.11 of the Credit Agreement is hereby deleted and replaced with the following language in place thereof:

“T. Michael Ansley”

17.     That the following language be added at the end of Section 16.9(a)(i):

“(or all Lenders, as applicable),”

18.     That the phrase “under the Development Line of Credit Loan” contained in Section 19.7(b)(i)(3) of the Credit Agreement be deleted and replaced with the following language in place thereof:

“Development Line of Credit Loan II”.

19.     That after the sentence ending “in accordance with the laws of the State of Illinois without regard to its conflict of law rules.” In Section 19.6 of the Credit Agreement the following phrase be added:

“and provided further that any leasehold mortgage or mortgage provided for herein which covers a property located in Florida shall be governed and construed in accordance with the laws of the State of Florida without regard to its conflict of law rules.”

20.     That the last sentence of Section 19.3(g) of the Credit Agreement reading, “Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.” be deleted and replaced with the following language in place thereof:

“Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove of any amendment, consent, waiver or any other modification to any Loan Document (and all amendments, consents, waivers, and other modifications may be effected without the consent of the Defaulting Lenders), except that the foregoing shall not permit, in each case without such Defaulting Lender’s consent, (i) an increase in such Defaulting Lender’s stated applicable Commitment, (ii) the waiver, forgiveness or reduction of the principal amount of any Indebtedness owing to such Defaulting Lender (unless all other Lenders affected thereby are treated similarly), (iii) the extension of the maturity date(s) of such Defaulting Lenders’ portion of any of the Indebtedness or the extension of any commitment to extend credit of such Defaulting Lender, or (iv) any other modification which requires the consent of all Lenders or the Lender(s) affected thereby which affects such Defaulting Lender more adversely than the other affected Lenders (other than a modification which results in a reduction of such Defaulting Lender’s Applicable Percentage or repayment of any amounts owing to such Defaulting Lender on a non pro-rata basis).

21.     That effective on the date hereof the following Section 19.21 Excluded Swap Obligations be added:

“19.21 Excluded Swap Obligations. Notwithstanding anything to the contrary in this Agreement, the Obligations of the Borrowers under this Agreement shall exclude all Excluded Swap Obligations. For purposes of this provision, an “Excluded Swap Obligation” means, with respect to any Borrower, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the commodity Exchange Act (7 U.S.C. § 1 et seq.) (the “Commodity Exchange Act”), as amended from time to time, and any successor statute (each a “Swap Obligation”) if, and to the extent that, all or a portion the Obligations of any such Borrower of, or the grant by any such Borrower of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of any such Borrower’s failure for any reason not to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the Obligations of any such Borrower becomes effective with respect to such related Swap Obligation.”

22.     That effective on the date hereof, the Development Line II Credit Notes attached hereto as Exhibit 4A.1 shall be added as Exhibit 4A.1 to the Credit Agreement.

23.     That effective on the date hereof, the Notice of Borrowing found at Exhibit 4.3 of the Credit Agreement is hereby replaced with the revised form of Notice of Borrowing attached hereto as Exhibit 4.3.

24.     That effective on the date hereof, the (Swingline Loan) Notice of Borrowing found at Exhibit 5.2(a) of the Credit Agreement is hereby replaced with the revised form of (Swingline Loan) Notice of Borrowing attached hereto as Exhibit 5.2(a).

25.     That attached hereto as Exhibit B is the amortization schedule for the payments to be made by the Borrowers in connection with the First Conversion Obligation under the Development Line of Credit Loan.

26.     That effective on the date hereof, Schedule A of the Credit Agreement is deleted in its entirety and replaced with the new Schedule A attached hereto.

27.     That effective on the date hereof, Schedule 2.1 of the Credit Agreement is hereby replaced with the Schedule 2.1 attached hereto reflecting the Commitment of the Lenders after the inclusion of the $20,000,000.00 additional availability under the new Development Line of Credit Loan II.

28.     That effective on the date hereof, the reference to Wells Fargo Bank, N.A. as “Documentation Agent” shall no longer have any meaning as Wells Fargo Bank, N.A. has been replaced as a Lender under the Credit Agreement, and that the definition of “Documentation Agent” and “Wells Fargo” be deleted from Appendix I of the Credit Agreement.

29.     That effective on the date hereof the “Applicable Margin” pricing grid included within the definition of “Applicable Margin” in Appendix I of the Credit Agreement shall be deleted and replaced with the following pricing grid in place thereof:

Applicable Margin
Level	Lease Adjusted Leverage Ratio	LIBOR Margin	Alternate Base Rate Margin	Commitment Fee
I	Greater than or equal to 5.00 to 1.00	3.15%	2.15%	0.25%
II	Greater than or equal to 4.50 to 1.00 but less than 5.00 to 1.00	2.85%	1.85%	0.25%
III	Greater than or equal to 4.00 to 1.00 but less than 4.50 to 1.00	2.50%	1.50%	0.25%
IV	Less than 4.00 to 1.00	2.25%	1.25%	0.25%

Notwithstanding the replacement of the pricing grid on the date hereof, the interest rate(s) in effect on the date hereof with respect to all outstanding principal amounts advanced by the Lenders to the Borrowers prior to the date hereof shall continue in effect until the next Interest Determination Date.

30.     That effective on the date hereof, the definition of “Borrowers” contained in Appendix I of the Credit Agreement is hereby replaced with the following new definition of Borrowers:

““Borrowers” Flyer Enterprises, Inc., Anker, Inc., TMA Enterprises of Novi, Inc., AMC Grand Blanc, Inc., AMC Petoskey, Inc., AMC Troy, Inc., AMC Flint, Inc., AMC Port Huron, Inc., AMC Chesterfield, Inc., AMC Marquette, Inc., MCA Enterprises Brandon, Inc., AMC North Port, Inc., AMC Riverview, Inc., Berkley Burgers, Inc., Troy Burgers, Inc., Ann Arbor Burgers, Inc., AMC Traverse City, Inc., Brighton Burgers, Inc., Cascade Burgers Real Estate, Inc., Cascade Burgers, Inc., East Lansing Burgers, Inc., Bearcat Enterprises, Inc., Chesterfield Township Burgers, Inc., Detroit Burgers, Inc., Grand Rapids Burgers, Inc., AMC Sault Ste. Marie, Inc., AMC Lapeer, Inc., TMA Enterprises of Ferndale, LLC, AMC Warren, LLC, Buckeye Group, LLC, Buckeye Group II, LLC, AMC Lakeland, Inc., AMC Sarasota, Inc., AMC Ft. Myers, Inc., AMC Ybor, Inc., Shelby Township Burgers, Inc., AMC Detroit, Inc., AMC Largo, Inc., Bloomfield Burgers, Inc., Holland Burgers, Inc., Grandville Burgers, Inc., Ansley Group, L.L.C., Indy/Michigan Road Inc., Avon Burgers, Inc., Westfield Burgers, Inc., AMC Calumet City, Inc., AMC Homewood, Inc., AMC Lansing, Inc., AMC Lincoln Park, Inc., AMC Crown Point, Inc., AMC Hobart, Inc., AMC Schererville, Inc., AMC Valparaiso, Inc., AMC Hammond Inc., Avon Burgers Real Estate, Inc., AMC Chicago, Inc., Terre Haute Burgers, Inc., Fishers Burgers, Inc., Woodhaven Burgers, Inc., Traverse City Burgers, Inc., Greenwood Burgers, Inc., Westfield Burgers Real Estate, Inc., Greenwood Burgers Real Estate, Inc., AMC Bagley, Inc. AMC Bagley Real Estate, Inc., AMC Pinellas Park, Inc., Fort Wayne North Burgers, Inc., Canton Burgers, Inc. and AMC Canton Real Estate, Inc., and any other party that hereafter becomes a Borrower hereunder. ”

31.     That effective on the date hereof, the definition of “Conversion Obligations” contained in Appendix I of the Credit Agreement is hereby replaced with the following new definition:

““Conversion Obligations” Shall mean the First Conversion Obligations, the DLOC II First Conversion Obligations, and the DLOC II Second Conversion Obligations.””

32.     That effective on the date hereof, the definition of “Guaranties/Guaranty” contained in Appendix I of the Credit Agreement is hereby replaced with the following new definition:

“”Guaranties/Guaranty” The unlimited guaranties executed by the Entity Guarantors. Each such guaranty shall be referred to as a “Guaranty” and all together as the “Guaranties”.”

33.     That effective on the date hereof, the definition of “Guarantors” contained in Appendix I of the Credit Agreement is hereby replaced with the following new definition:

“”Guarantors” The Entity Guarantors defined herein.”

34.     That effective on the date hereof, the definition of “Line Advances” contained in Appendix I of the Credit Agreement is hereby replaced with the following new definition:

“”Line Advances” As defined in Section 4.1 (as used on connection with the Development Line of Credit Loan) and as defined in Section 4A.1 (as used in connection with the Development Line of Credit Loan II).”

35.     That effective on the date hereof, the definition of “Loans” contained in Appendix I of the Credit Agreement is hereby replaced with the following new definition:

““Loans” Collectively, the Term Loan, the Development Line of Credit Loan and the Development Line of Credit Loan II (including the Conversion Obligations), the Swingline Loans and the Revolving Line of Credit Loan (each, individually, a “Loan”).”

36.     That effective on the date hereof, the definition of “Mortgage Documents” contained in Appendix I of the Credit Agreement is hereby replaced with the following:

“”Mortgage Documents” Those certain Fee Mortgages and Leasehold Mortgages covering the Fee Premises and the Leasehold Premises of even date herewith, or any Fee Mortgages and Leasehold Mortgages covering Fee Premises and Leasehold Premises that may be given in the future, during the term of this Agreement, by a Borrower to the Administrative Agent for the benefit of the Lenders and the Swingline Lender, and all other documents executed in connection with the foregoing, as any or all may be amended, restated or substituted.”

37.     That effective on the date hereof, the definition of “Notes” contained in Appendix I of the Credit Agreement is hereby replaced with the following:

““Notes” The Term Notes, the Development Line of Credit Notes, the Development Line II Credit Notes, the Revolving Line of Credit Notes and the Swingline Notes (each, individually, a “Note”).”

38.     That effective on the date hereof, the definition of “Personal Guarantor” is hereby deleted.

39.     That effective on the date hereof, the definition of “Required Lenders” contained in Appendix I of the Credit Agreement is hereby replaced with the following:

““Required Lenders” Means, as of any date of determination, Lenders having more than 66 and 2/3% of the Aggregate Commitments or, if the commitment of each Lender to make Loans have been terminated pursuant to Sections 4, 4A, 5 or 14, Lenders holding in the aggregate more than 66 and 2/3% of the Outstanding Amount; provided that the Commitment of, and the portion of the Outstanding Amount held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders; provided, further, that in the event that (a) there are only two (2) Lenders, then both Lenders shall be required to constitute Required Lenders; and (b) there are three (3) or more Lenders, then at least two (2) Lenders together holding more than 66 and 2/3% of the Aggregate Commitments shall be required to constitute Required Lenders; provided, further, that if any Lender shall be a Defaulting Lender at such time, then the outstanding loans and unfunded commitments under the Loans of such Defaulting Lender shall be excluded from the determination of Required Lenders.”

40.     That the following new definitions be added to the definitions contained in Appendix I of the Credit Agreement in the correct alphabetical order:

“”Development Line of Credit Loan II” As defined in Section 4A.1 of this Agreement.”

““Development Line II Termination Date” As defined in Section 4A.1 of this Agreement.”

““Development Line II Committed Amount” As defined in Section 4A.1 of this Agreement.”

““Development Line II Credit Notes” As defined in Section 4A.1 of this Agreement.”

““Development Line II Commitment Fee” As defined in Section 4A.5 of this Agreement.”

““DLOC II First Conversion Date” As defined in Section 4A.7(a) of this Agreement.”

““DLOC II First Conversion Amount” As defined in Section 4A.7(a) of this Agreement.”

““DLOC II First Conversion Obligation” As defined in Section 4A.7(a) of this Agreement.”

““DLOC II Second Conversion Date” As defined in Section 4A.7(b) of this Agreement.”

““DLOC II Second Conversion Amount” As defined in Section 4A.7(b) of this Agreement.”

““DLOC II Second Conversion Obligation” As defined in Section 4A.7(b) of this Agreement. “

41.     By executing this Second Amendment, Canton Burgers, Inc., a Michigan corporation (“Canton”) and AMC Canton Real Estate, Inc., a Michigan corporation (“AMC Canton”) each hereby agree to be bound by the terms of the Credit Documents as if each was an original signatory to the Credit Documents, and each shall be deemed to be a Borrower under the Credit Documents and a maker under the Notes. Not in limitation of the foregoing, Canton and AMC Canton each hereby grant the Administrative Agent and the Lenders, as secured party, a first priority security interest in all Collateral owned or possessed by Canton and/or AMC Canton. Each of Canton and AMC Canton agree to take any and all necessary or advisable actions to perfect the security interests granted under each of their respective Security Agreements and to protect their respective Collateral.

The undersigned hereby affirm that, after giving effect to this Second Amendment, (a) all representations and warranties contained in the Credit Agreement are true and correct in all material respects as though made on and as of this date (except for representations which by their terms refer to an earlier time period), (b) all financial statements and other writings delivered to Lenders by the Borrowers are and have been true, complete and correct in all material respects and present and have presented fairly the financial or business information set forth herein in all material respects, and (c) there are no known Events of Default under the Credit Agreement, as amended, as of the date hereof.

Borrowers agree to be bound by all of the terms and conditions of the Credit Agreement and all of the terms and conditions of the Credit Agreement, as amended, hereby shall remain in full force and effect.

(signature page to follow)

~ Signature Page of Second Amendment to Credit Agreement ~

Executed by each of the parties below as a document under seal as of the date first written above:

TMA Enterprises of Ferndale, LLC

Ansley Group, L.L.C.

AMC Warren, LLC

Buckeye Group, LLC

Buckeye Group II, LLC,

Each a Michigan Limited Liability Company

AMC Crown Point, Inc.
AMC Hobart, Inc.
AMC Schererville, Inc.
AMC Valparaiso, Inc.
Indy/Michigan Road Inc.

Avon Burgers, Inc.

Westfield Burgers, Inc.
Avon Burgers Real Estate, Inc.
AMC Hammond Inc.
Terre Haute Burgers, Inc.

Fishers Burgers, Inc.

Westfield Burgers Real Estate, Inc.

Greenwood Burgers, Inc.

Greenwood Burgers Real Estate, Inc.

Fort Wayne North Burgers, Inc.
each, an Indiana corporation

AMC Lakeland, Inc.
AMC Sarasota, Inc.
AMC Ft. Myers, Inc.
AMC Largo, Inc.
AMC Ybor, Inc.
AMC Pinellas Park, Inc.
each, a Florida corporation

AMC Calumet City, Inc.
AMC Homewood, Inc.
AMC Lansing, Inc.
AMC Lincoln Park, Inc.
AMC Chicago, Inc.
each, an Illinois corporation

By: /s/David G. Burke
      David G. Burke, Treasurer

      of each of the above listed entities

Flyer Enterprises, Inc.
Anker, Inc.
TMA Enterprises of NOVI, Inc.
AMC Grand Blanc, Inc.
AMC Petoskey, Inc.
AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Chesterfield, Inc.
AMC Marquette, Inc.
MCA Enterprises Brandon, Inc.
AMC North Port, Inc.
AMC Riverview, Inc.
Berkley Burgers, Inc.
Troy Burgers, Inc.
Ann Arbor Burgers, Inc.
AMC Traverse City, Inc.
Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
Cascade Burgers, Inc.
East Lansing Burgers, Inc.
Bearcat Enterprises, Inc.
Shelby Township Burgers, Inc.
AMC Detroit, Inc.
Bloomfield Burgers, Inc.
Holland Burgers, Inc.
Grandville Burgers, Inc.
Chesterfield Township Burgers, Inc.

Detroit Burgers, Inc.

Grand Rapids Burgers, Inc.

AMC Sault Ste. Marie, Inc.

AMC Lapeer, Inc.
Woodhaven Burgers, Inc.

Traverse City Burgers, Inc.

AMC Bagley, Inc.

AMC Bagley Real Estate, Inc.

Canton Burgers, Inc.

AMC Canton Real Estate, Inc.
each, a Michigan corporation

By: /s/David G. Burke
      David G. Burke, Treasurer

      of each of the above listed entities

~ Signature Page of Second Amendment to Credit Agreement ~

RBS CITIZENS, N.A.,

Administrative Agent, Lender

and Swingline Lender

By: /s/ Christopher J. Wickles

     Christopher J. Wickles,
     Senior Vice President

~ Signature Page of Second Amendment to Credit Agreement ~

FLAGSTAR BANK, FSB,

Lender

By: /s/ Frank Maniaci

      Name: Frank Maniaci
     Title: Senior Vice President

~ Signature Page of Second Amendment to Credit Agreement ~

THE HUNTINGTON NATIONAL BANK,

Lender

By: /s/ Kevin Contat

      Name: Kevin Contat
     Title: Vice President

EXHIBIT 4.3

(DEVELOPMENT LINE OF CREDIT LOAN II)
NOTICE OF BORROWING

RBS Citizens, NA

28 State Street

Boston, MA 02109

Re:

Request for a Borrowing in connection with that certain Credit Agreement dated as of April 15, 2013, as amended (the "Agreement"), between the Borrowers and RBS Citizens, N.A., a national banking association, and the other lenders parties thereto (the "Lenders"), as the same may hereafter be amended or restated from time to time. Capitalized terms used but not defined herein shall have the meaning given to such terms in the Agreement.

The undersigned requests a Borrowing under the Development Line of Credit Loan II:

1.	On _______________________ (a Business Day);

2.	In the amount of $__________________;

3.	With an Interest Period of ☐1 month or ☐ 1 week (select one);

4.	Type of Loan (check one)

☐    LIBOR Rate Loan

☐    Alternate Base Rate Loan

☐    Combination of Above (If so specify amount for each):

$________________ (LIBOR Rate Loan)

$________________ (Alternate Base Rate Loan)

5.	For the purpose of financing (check one):

☐    BWW Development Advance

☐    BD Development Advance

☐    Real Estate Advance

6.	The aggregate of all Line Advances under the Development Line of Credit Loan II (including the requested advance and all outstanding Swingline Loans) is $______________.

7.	The amount is to be deposited into the following account:

Name on Account

(must be name of Borrower): ________________________________

Name of Bank: __________________________

Account No. ____________________________

Bank Address: __________________________

Routing No.: ___________________________

Contact Person (if any): ____________________________________

Special Instructions: _______________________________________

8.	The undersigned Borrowers hereby represent, warrant and certify to the Administrative Agent and the Lenders as follows:

(a)

All representations and warranties of Borrowers in the Loan Documents are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the making of the requested Borrowing.

(b)

The Borrowers are in compliance in all material respects with all of their obligations, duties and covenants under the Loan Documents, including but not limited to the Financial Covenants set forth in Sections 12.5 and 12.6 of the Agreement.

(c)	No Default or Event of Default has occurred under the Loan Documents.

(d)	All conditions to the disbursement of funds requested herein, as set forth in Section 9, 9.1, and 9.2 of the Agreement, have been fulfilled.

(e)	Since the Closing Date, no event has occurred that has had or could reasonably be expected to have a Material Adverse Effect on any of the Borrowers or the Collateral.

(f)	Disbursement of the funds requested herein will not result in a violation of any of Borrowers' financial covenants in any of the Loan Documents.

9.

The Borrowers certify that the statements made herein are, and the information in any documents submitted herewith is, true and has duly caused this Notice of Borrowing to be signed on its behalf by an authorized officer.

[SIGNATURE PAGE FOLLOWS]

Executed by each of the parties below as a document under seal as of the date first written above:

TMA Enterprises of Ferndale, LLC

Ansley Group, L.L.C.

AMC Warren, LLC

Buckeye Group, LLC

Buckeye Group II, LLC,

Each a Michigan Limited Liability Company

AMC Crown Point, Inc.
AMC Hobart, Inc.
AMC Schererville, Inc.
AMC Valparaiso, Inc.
Indy/Michigan Road Inc.

Avon Burgers, Inc.

Westfield Burgers, Inc.
Avon Burgers Real Estate, Inc.
AMC Hammond Inc.
Terre Haute Burgers, Inc.

Fishers Burgers, Inc.

Westfield Burgers Real Estate, Inc.

Greenwood Burgers, Inc.

Greenwood Burgers Real Estate, Inc.

Fort Wayne North Burgers, Inc.
each, an Indiana corporation

AMC Lakeland, Inc.
AMC Sarasota, Inc.
AMC Ft. Myers, Inc.
AMC Largo, Inc.
AMC Ybor, Inc.
AMC Pinellas Park, Inc.
each, a Florida corporation

AMC Calumet City, Inc.
AMC Homewood, Inc.
AMC Lansing, Inc.
AMC Lincoln Park, Inc.
AMC Chicago, Inc.
each, an Illinois corporation

By:__________________________________
      David G. Burke, Treasurer

      of each of the above listed entities

Flyer Enterprises, Inc.
Anker, Inc.
TMA Enterprises of NOVI, Inc.
AMC Grand Blanc, Inc.
AMC Petoskey, Inc.
AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Chesterfield, Inc.
AMC Marquette, Inc.
MCA Enterprises Brandon, Inc.
AMC North Port, Inc.
AMC Riverview, Inc.
Berkley Burgers, Inc.
Troy Burgers, Inc.
Ann Arbor Burgers, Inc.
AMC Traverse City, Inc.
Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
Cascade Burgers, Inc.
East Lansing Burgers, Inc.
Bearcat Enterprises, Inc.
Shelby Township Burgers, Inc.
AMC Detroit, Inc.
Bloomfield Burgers, Inc.
Holland Burgers, Inc.
Grandville Burgers, Inc.
Chesterfield Township Burgers, Inc.

Detroit Burgers, Inc.

Grand Rapids Burgers, Inc.

AMC Sault Ste. Marie, Inc.

AMC Lapeer, Inc.
Woodhaven Burgers, Inc.

Traverse City Burgers, Inc.

AMC Bagley, Inc.

AMC Bagley Real Estate, Inc.

Canton Burgers, Inc.

AMC Canton Real Estate, Inc.
each, a Michigan corporation

By:__________________________________
      David G. Burke, Treasurer

      of each of the above listed entities

EXHIBIT 4A.1
DEVELOPMENT LINE II CREDIT NOTE

$______________	Boston, Massachusetts
March ___, 2014

FOR VALUE RECEIVED, the undersigned, each having a mailing address at 27680 Franklin Road Southfield, MI 48034 (each, a “Borrower” and collectively, the “Borrower”), hereby jointly and severally promise to pay to the order of RBS CITIZENS, N.A. (the “Lender”), the lesser of: (a) the principal sum of [_______________________]and __/100 US Dollars (US $__________), or (b) the aggregate unpaid principal balance of all Line Advances under the Development Line of Credit Loan II made by Lender to Borrower pursuant to the Credit Agreement dated as of April 15, 2013, as amended by First Amendment to Credit Agreement dated as of August 15, 2013, and by Second Amendment to Credit Agreement dated the date hereof ("Credit Agreement"), by and between Borrower, the Administrative Agent and the Lenders. All capitalized terms used in this Note shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

Borrowers shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum and at the times provided in the Credit Agreement. Borrowers shall pay principal and interest on the DLOC II First Conversion Amount and DLOC II Second Conversion Amount in the manner provided in the Credit Agreement. Borrower shall pay interest on the unpaid principal balance hereof at the Default Rate as provided in the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Lender located at 28 State Street, Boston, Massachusetts 02109, unless otherwise directed in writing by the holder hereof, in lawful money of the United States of America in immediately available funds.

This Note is one of the Development Line II Credit Notes referred to in, and is entitled to the benefits of, the Loan Documents, including the representations, warranties, covenants, conditions and Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

Except as otherwise provided in the Credit Agreement, Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

This Note shall bind Borrower and its successors and permitted assigns, and the benefits hereof shall inure to the benefit of Lender and its successors and assigns. All references herein to "Borrower" and "Lender" shall be deemed to apply to Borrower and Lender, respectively, and their respective successors and assigns as permitted under the Credit Agreement.

This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall, for all purposes be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its conflict of laws provisions.

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has caused this Note to be executed by its duly authorized officer with the intention that it constitutes a sealed instrument.

[SIGNATURE PAGE FOLLOWS]

Executed by each of the parties below as a document under seal as of the date first written above:

TMA Enterprises of Ferndale, LLC

Ansley Group, L.L.C.

AMC Warren, LLC

Buckeye Group, LLC

Buckeye Group II, LLC,

Each a Michigan Limited Liability Company

AMC Crown Point, Inc.
AMC Hobart, Inc.
AMC Schererville, Inc.
AMC Valparaiso, Inc.
Indy/Michigan Road Inc.

Avon Burgers, Inc.

Westfield Burgers, Inc.
Avon Burgers Real Estate, Inc.
AMC Hammond Inc.
each, an Indiana corporation

AMC Lakeland, Inc.
AMC Sarasota, Inc.
AMC Ft. Myers, Inc.
AMC Largo, Inc.
AMC Ybor, Inc.
each, a Florida corporation

AMC Calumet City, Inc.
AMC Homewood, Inc.
AMC Lansing, Inc.
AMC Lincoln Park, Inc.
AMC Chicago, Inc.
each, an Illinois corporation

Flyer Enterprises, Inc.
Anker, Inc.
TMA Enterprises of NOVI, Inc.
AMC Grand Blanc, Inc.
AMC Petoskey, Inc.
AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Chesterfield, Inc.
AMC Marquette, Inc.
MCA Enterprises Brandon, Inc.
AMC North Port, Inc.
AMC Riverview, Inc.
Berkley Burgers, Inc.
Troy Burgers, Inc.
Ann Arbor Burgers, Inc.
AMC Traverse City, Inc.
Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
Cascade Burgers, Inc.
East Lansing Burgers, Inc.
Bearcat Enterprises, Inc.
Shelby Township Burgers, Inc.
AMC Detroit, Inc.
Bloomfield Burgers, Inc.
Holland Burgers, Inc.
Grandville Burgers, Inc.
Chesterfield Township Burgers, Inc.

Detroit Burgers, Inc.

Grand Rapids Burgers, Inc.

AMC Sault Ste. Marie, Inc.

AMC Lapeer, Inc.

Canton Burgers, Inc.

AMC Canton Real Estate, Inc.
each, a Michigan corporation

By:____________________________________
      David G. Burke, Treasurer

      of each of the above listed entities

EXHIBIT 4A.1

DEVELOPMENT LINE II CREDIT NOTE

$6_______________	Boston, Massachusetts
March ___, 2014

FOR VALUE RECEIVED, the undersigned, each having a mailing address at 27680 Franklin Road Southfield, MI 48034 (each, a “Borrower” and collectively, the “Borrower”), hereby jointly and severally promise to pay to the order of Flagstar Bank, FSB (the “Lender”), the lesser of: (a) the principal sum of [___________________] and __/100 US Dollars (US $___________), or (b) the aggregate unpaid principal balance of all Line Advances under the Development Line of Credit Loan II made by Lender to Borrower pursuant to the Credit Agreement dated as of April 15, 2013, as amended by First Amendment to Credit Agreement dated as of August 15, 2013, and by Second Amendment to Credit Agreement dated the date hereof ("Credit Agreement"), by and between Borrower, the Administrative Agent and the Lenders. All capitalized terms used in this Note shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

Borrowers shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum and at the times provided in the Credit Agreement. Borrowers shall pay principal and interest on the DLOC II First Conversion Amount and DLOC II Second Conversion Amount in the manner provided in the Credit Agreement. Borrower shall pay interest on the unpaid principal balance hereof at the Default Rate as provided in the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Lender located at 28 State Street, Boston, Massachusetts 02109, unless otherwise directed in writing by the holder hereof, in lawful money of the United States of America in immediately available funds.

This Note is one of the Development Line II Credit Notes referred to in, and is entitled to the benefits of, the Loan Documents, including the representations, warranties, covenants, conditions and Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

Except as otherwise provided in the Credit Agreement, Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

This Note shall bind Borrower and its successors and permitted assigns, and the benefits hereof shall inure to the benefit of Lender and its successors and assigns. All references herein to "Borrower" and "Lender" shall be deemed to apply to Borrower and Lender, respectively, and their respective successors and assigns as permitted under the Credit Agreement.

This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall, for all purposes be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its conflict of laws provisions.

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has caused this Note to be executed by its duly authorized officer with the intention that it constitutes a sealed instrument.

[SIGNATURE PAGE FOLLOWS]

Executed by each of the parties below as a document under seal as of the date first written above:

TMA Enterprises of Ferndale, LLC

Ansley Group, L.L.C.

AMC Warren, LLC

Buckeye Group, LLC

Buckeye Group II, LLC,

Each a Michigan Limited Liability Company

AMC Crown Point, Inc.
AMC Hobart, Inc.
AMC Schererville, Inc.
AMC Valparaiso, Inc.
Indy/Michigan Road Inc.

Avon Burgers, Inc.

Westfield Burgers, Inc.
Avon Burgers Real Estate, Inc.
AMC Hammond Inc.
Terre Haute Burgers, Inc.

Fishers Burgers, Inc.

Westfield Burgers Real Estate, Inc.

Greenwood Burgers, Inc.

Greenwood Burgers Real Estate, Inc.

Fort Wayne North Burgers, Inc.
each, an Indiana corporation

AMC Lakeland, Inc.
AMC Sarasota, Inc.
AMC Ft. Myers, Inc.
AMC Largo, Inc.
AMC Ybor, Inc.
AMC Pinellas Park, Inc.
each, a Florida corporation

AMC Calumet City, Inc.
AMC Homewood, Inc.
AMC Lansing, Inc.
AMC Lincoln Park, Inc.
AMC Chicago, Inc.
each, an Illinois corporation

By:__________________________________
      David G. Burke, Treasurer

      of each of the above listed entities

Flyer Enterprises, Inc.
Anker, Inc.
TMA Enterprises of NOVI, Inc.
AMC Grand Blanc, Inc.
AMC Petoskey, Inc.
AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Chesterfield, Inc.
AMC Marquette, Inc.
MCA Enterprises Brandon, Inc.
AMC North Port, Inc.
AMC Riverview, Inc.
Berkley Burgers, Inc.
Troy Burgers, Inc.
Ann Arbor Burgers, Inc.
AMC Traverse City, Inc.
Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
Cascade Burgers, Inc.
East Lansing Burgers, Inc.
Bearcat Enterprises, Inc.
Shelby Township Burgers, Inc.
AMC Detroit, Inc.
Bloomfield Burgers, Inc.
Holland Burgers, Inc.
Grandville Burgers, Inc.
Chesterfield Township Burgers, Inc.

Detroit Burgers, Inc.

Grand Rapids Burgers, Inc.

AMC Sault Ste. Marie, Inc.

AMC Lapeer, Inc.
Woodhaven Burgers, Inc.

Traverse City Burgers, Inc.

AMC Bagley, Inc.

AMC Bagley Real Estate, Inc.

Canton Burgers, Inc.

AMC Canton Real Estate, Inc.
each, a Michigan corporation

By:__________________________________
      David G. Burke, Treasurer

      of each of the above listed entities

EXHIBIT 4A.1

DEVELOPMENT LINE II CREDIT NOTE

$6_______________	Boston, Massachusetts
March ___, 2014

FOR VALUE RECEIVED, the undersigned, each having a mailing address at 27680 Franklin Road Southfield, MI 48034 (each, a “Borrower” and collectively, the “Borrower”), hereby jointly and severally promise to pay to the order of The Huntington National Bank (the “Lender”), the lesser of: (a) the principal sum of [___________________] and __/100 US Dollars (US $___________), or (b) the aggregate unpaid principal balance of all Line Advances under the Development Line of Credit Loan II made by Lender to Borrower pursuant to the Credit Agreement dated as of April 15, 2013, as amended by First Amendment to Credit Agreement dated as of August 15, 2013, and by Second Amendment to Credit Agreement dated the date hereof ("Credit Agreement"), by and between Borrower, the Administrative Agent and the Lenders. All capitalized terms used in this Note shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

Borrowers shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum and at the times provided in the Credit Agreement. Borrowers shall pay principal and interest on the DLOC II First Conversion Amount and DLOC II Second Conversion Amount in the manner provided in the Credit Agreement. Borrower shall pay interest on the unpaid principal balance hereof at the Default Rate as provided in the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Lender located at 28 State Street, Boston, Massachusetts 02109, unless otherwise directed in writing by the holder hereof, in lawful money of the United States of America in immediately available funds.

This Note is one of the Development Line II Credit Notes referred to in, and is entitled to the benefits of, the Loan Documents, including the representations, warranties, covenants, conditions and Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

Except as otherwise provided in the Credit Agreement, Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

This Note shall bind Borrower and its successors and permitted assigns, and the benefits hereof shall inure to the benefit of Lender and its successors and assigns. All references herein to "Borrower" and "Lender" shall be deemed to apply to Borrower and Lender, respectively, and their respective successors and assigns as permitted under the Credit Agreement.

This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall, for all purposes be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its conflict of laws provisions.

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has caused this Note to be executed by its duly authorized officer with the intention that it constitutes a sealed instrument.

[SIGNATURE PAGE FOLLOWS]

Executed by each of the parties below as a document under seal as of the date first written above:

TMA Enterprises of Ferndale, LLC

Ansley Group, L.L.C.

AMC Warren, LLC

Buckeye Group, LLC

Buckeye Group II, LLC,

Each a Michigan Limited Liability Company

AMC Crown Point, Inc.
AMC Hobart, Inc.
AMC Schererville, Inc.
AMC Valparaiso, Inc.
Indy/Michigan Road Inc.

Avon Burgers, Inc.

Westfield Burgers, Inc.
Avon Burgers Real Estate, Inc.
AMC Hammond Inc.
Terre Haute Burgers, Inc.

Fishers Burgers, Inc.

Westfield Burgers Real Estate, Inc.

Greenwood Burgers, Inc.

Greenwood Burgers Real Estate, Inc.

Fort Wayne North Burgers, Inc.
each, an Indiana corporation

AMC Lakeland, Inc.
AMC Sarasota, Inc.
AMC Ft. Myers, Inc.
AMC Largo, Inc.
AMC Ybor, Inc.
AMC Pinellas Park, Inc.
each, a Florida corporation

AMC Calumet City, Inc.
AMC Homewood, Inc.
AMC Lansing, Inc.
AMC Lincoln Park, Inc.
AMC Chicago, Inc.
each, an Illinois corporation

By:__________________________________
      David G. Burke, Treasurer

      of each of the above listed entities

Flyer Enterprises, Inc.
Anker, Inc.
TMA Enterprises of NOVI, Inc.
AMC Grand Blanc, Inc.
AMC Petoskey, Inc.
AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Chesterfield, Inc.
AMC Marquette, Inc.
MCA Enterprises Brandon, Inc.
AMC North Port, Inc.
AMC Riverview, Inc.
Berkley Burgers, Inc.
Troy Burgers, Inc.
Ann Arbor Burgers, Inc.
AMC Traverse City, Inc.
Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
Cascade Burgers, Inc.
East Lansing Burgers, Inc.
Bearcat Enterprises, Inc.
Shelby Township Burgers, Inc.
AMC Detroit, Inc.
Bloomfield Burgers, Inc.
Holland Burgers, Inc.
Grandville Burgers, Inc.
Chesterfield Township Burgers, Inc.

Detroit Burgers, Inc.

Grand Rapids Burgers, Inc.

AMC Sault Ste. Marie, Inc.

AMC Lapeer, Inc.
Woodhaven Burgers, Inc.

Traverse City Burgers, Inc.

AMC Bagley, Inc.

AMC Bagley Real Estate, Inc.

Canton Burgers, Inc.

AMC Canton Real Estate, Inc.
each, a Michigan corporation

By:__________________________________
      David G. Burke, Treasurer

      of each of the above listed entities

EXHIBIT 5.2(a)
(SWINGLINE LOAN)
NOTICE OF BORROWING

RBS Citizens, NA
28 State Street
Boston, MA 02109

Re:

Request for a Borrowing in connection with that certain Swingline Loan pursuant to the Credit Agreement dated April 15, 2013 (the "Agreement"), between the undersigned (jointly and severally, the "Borrower'') and RBS Citizens, N.A., a national banking association ("Lender"), as the same may be amended or restated from time to time. Capitalized Terms used but not defined herein shall have the meaning given to such terms in the Agreement.

The undersigned requests a Borrowing under the Swingline Loan:

1.	On _______________________ (a Business Day);

2.	In the amount of $__________________;

3.	With an Interest Period of 1 month;

4.     Type of Loan: LIBOR Advantage Loan

5.	For the purpose of financing (check one):

☐    BWW Development Advance

☐    BD Development Advance

☐    Real Estate Advance

6.	The aggregate of all Swingline Loans (including the requested advance) is $______________.

7.	The amount is to be deposited into the following account:

Name on Account

(must be name of Borrower): ________________________________

Name of Bank: __________________________

Account No. ____________________________

Bank Address: __________________________

Routing No.: ___________________________

Contact Person (if any): ___________________________________

Special Instructions: _______________________________________

8.	The undersigned Borrowers hereby represent, warrant and certify to the Administrative Agent and the Lenders as follows:

a.

All representations and warranties of Borrowers in the Loan Documents are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the making of the requested Borrowing.

b.

The Borrowers are in compliance in all material respects with all of their obligations, duties and covenants under the Loan Documents, including but not limited to the Financial Covenants set forth in Sections 12.5 and 12.6 of the Agreement.

c.	No Default or Event of Default has occurred under the Loan Documents.

d.	All conditions to the disbursement of funds requested herein, as set forth in Sections 9, 9.1 and 9.2 of the Agreement have been fulfilled.

e.	Since the Closing Date, no event has occurred that has had or could reasonably be expected to have a Material Adverse Effect on any of the Borrowers or the Collateral.

f.	Disbursement of the funds requested herein will not result in a violation of any of Borrowers' financial covenants in any of the Loan Documents.

9.

The Borrowers certify that the statements made herein are, and the information in any documents submitted herewith is, true and has duly caused this Notice of Borrowing to be signed on its behalf by an authorized officer.

[SIGNATURE PAGE FOLLOWS]

TMA Enterprises of Ferndale, LLC

Ansley Group, L.L.C.

AMC Warren, LLC

Buckeye Group, LLC

Buckeye Group II, LLC,

Each a Michigan Limited Liability Company

AMC Crown Point, Inc.
AMC Hobart, Inc.
AMC Schererville, Inc.
AMC Valparaiso, Inc.
Indy/Michigan Road Inc.

Avon Burgers, Inc.

Westfield Burgers, Inc.
Avon Burgers Real Estate, Inc.
AMC Hammond Inc.
Terre Haute Burgers, Inc.

Fishers Burgers, Inc.

Westfield Burgers Real Estate, Inc.

Greenwood Burgers, Inc.

Greenwood Burgers Real Estate, Inc.

Fort Wayne North Burgers, Inc.
each, an Indiana corporation

AMC Lakeland, Inc.
AMC Sarasota, Inc.
AMC Ft. Myers, Inc.
AMC Largo, Inc.
AMC Ybor, Inc.
AMC Pinellas Park, Inc.
each, a Florida corporation

AMC Calumet City, Inc.
AMC Homewood, Inc.
AMC Lansing, Inc.
AMC Lincoln Park, Inc.
AMC Chicago, Inc.
each, an Illinois corporation

By:__________________________________
      David G. Burke, Treasurer

      of each of the above listed entities

Flyer Enterprises, Inc.
Anker, Inc.
TMA Enterprises of NOVI, Inc.
AMC Grand Blanc, Inc.
AMC Petoskey, Inc.
AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Chesterfield, Inc.
AMC Marquette, Inc.
MCA Enterprises Brandon, Inc.
AMC North Port, Inc.
AMC Riverview, Inc.
Berkley Burgers, Inc.
Troy Burgers, Inc.
Ann Arbor Burgers, Inc.
AMC Traverse City, Inc.
Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
Cascade Burgers, Inc.
East Lansing Burgers, Inc.
Bearcat Enterprises, Inc.
Shelby Township Burgers, Inc.
AMC Detroit, Inc.
Bloomfield Burgers, Inc.
Holland Burgers, Inc.
Grandville Burgers, Inc.
Chesterfield Township Burgers, Inc.

Detroit Burgers, Inc.

Grand Rapids Burgers, Inc.

AMC Sault Ste. Marie, Inc.

AMC Lapeer, Inc.
Woodhaven Burgers, Inc.

Traverse City Burgers, Inc.

AMC Bagley, Inc.

AMC Bagley Real Estate, Inc.

Canton Burgers, Inc.

AMC Canton Real Estate, Inc.
each, a Michigan corporation

By:__________________________________
      David G. Burke, Treasurer

      of each of the above listed entities

EXHIBIT B
DEVELOPMENT LINE OF CREDIT LOAN

AMORTIZATION

SCHEDULE

Principal Payment Date	Aggregate Principal Payment Amount under the Development Line of Credit Notes
Commencing May 2, 2014 and continuing on the 2nd day of each succeeding calendar month up to and including April 15, 2018.	$ 178,571.43
April 15, 2018.	All principal and interest outstanding under the Term Loan on such Date.

SCHEDULE A

LEASEHOLD PREMISES – Ground Leases

1.	1600 E. Summit Street, Crown Point, IN 45307
2.	17510 Halsted Street, Homewood, IL 60430
3.	1250 Torrence Avenue, Calumet City, IL 60409
4.	1200 U.S. Highway 41, Schererville, IN 46375
5.	212 East Lincoln Way, Valparaiso, IN 46383
6.	3720 Ridge Road, Lansing, IL 60414
7.	2515 Southlake Mall Drive, Hobart, IN 46342
8.	4075 Park Blvd., Pinellas Park, FL 33781
9.	Outlot 3 at 20900 West Road, Woodhaven, MI

LEASEHOLD PREMISES – Space Leases

1.	1832 North Clybourn Avenue, Chicago, IL 60614
2.	13204 Market Square Drive, Suite 102, Fishers, IN 46038
3.	2886 E. Dupont Road, Fort Wayne, IN 46825
4.	3200 South Airport Road, W #100, Traverse City, MI 49684

FEE PREMISES

1.	15745 15 Mile Road, Clinton Township, MI 48035
2.	2817 Kraft Avenue, S.E., Grand Rapids, MI 49512
3.	9646 E US Highway 36, Avon, Indiana 46123
4.	5221 Noggle Way, Indianapolis, Indiana 46237
5.	2305 Snowdrift Drive, Gaylord, Michigan

SCHEDULE 2.1
COMMITMENTS
AND APPLICABLE PERCENTAGES

Bank	Applicable Percentage	Term Loan	Development Line of Credit Loan (a/k/a First Conversion Obligation)	Revolving Line of Credit Loan	Development Line of Credit Loan II	Total Commitment
RBS Citizens, N.A.	62.6733025094%	$18,787,068.52	$9,400,995.38	$1,253,466.05	$12,534,660.50	$41,976,190.45
Flagstar Bank, FSB	22.3960184944%	$6,713,473.16	$3,359,402.77	$447,920.37	$4,479,203.70	$15,000,000.00
The Huntington National Bank	14.9306789962%	$4,475,648.77	$2,239,601.85	$298,613.58	$2,986,135.80	$10,000,000.00
Totals	100.00%	$29,976,190.45	$15,000,000.00	$2,000,000.00	$20,000,000.00	$66,978,190.45